UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 25, 2013

HAYNES INTERNATIONAL, INC.

(Exact name of registrant as specified in
its charter)

Delaware	001-33288	06-1185400
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1020 West Park Avenue Kokomo, Indiana	46904-9013
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (765) 456-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17CFR240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17CFR240.13e-4(c))

Item 5.07.  Submission of Matters to a Vote of Security Holders.

On February 25, 2013, Haynes International, Inc. (the “Company”) held its annual meeting of stockholders.  The following is a summary of the matters voted on at the meeting:

1.              The Company did not solicit proxies, and the board of directors as previously reported to the Securities and Exchange Commission was re-elected in its entirety.

2.              The appointment of Deloitte & Touche, LLP as the Company’s independent auditor for the fiscal year ending September 30, 2013 was ratified by the following stockholder vote:

For	Against/Withhold	Abstain	Non-Vote
11,504,526	300,600	37,349	0

3.              On the advisory vote to approve the compensation of the Company’s Named Executive Officers, the stockholders voted as follows:

For	Against/Withhold	Abstain	Non-Vote
11,238,648	175,439	194,126	230,246

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Haynes International, Inc.

Date: March 1, 2013	By:	/s/ Janice C. Wilken
Janice C. Wilken
Vice President-General Counsel, Corporate Secretary